FIRST AMENDMENT TO 1996 REVOLVING CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO 1996 REVOLVING CREDIT AGREEMENT (the "First Amendment"), dated as of July 31, 1996, is intended to amend the terms of the 1996 Revolving Credit Agreement (the "Agreement") dated as of May 3, 1996, among DATA TRANSMISSION NETWORK CORPORATION, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL BANK, WAHOO, NEBRASKA, NBD BANK, NORWEST BANK NEBRASKA, N.A., FARM
CREDIT SERVICES OF THE MIDLANDS, PCA, THE SUMITOMO BANK, LIMITED, MERCANTILE BANK OF ST. LOUIS, N.A., FIRST BANK, NATIONAL ASSOCIATION, and BOATMEN'S NATIONAL BANK OF ST. LOUIS. The parties to this First Amendment shall include the original parties to the Agreement and BANK OF MONTREAL, a Canadian bank represented by its office at 430 Park Avenue, New York, New York, 10022 ("Montreal"). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have their respective meanings set forth in the Agreement. The Agreement shall be amended as set forth below.

         Section 1. "Article I: Definitions" of the Agreement shall be amended by adding the following definition:

         Montreal:         Bank of  Montreal/Harris  Bank, a Canadian bank being
                           represented  by its  office at 430 Park  Avenue,  New
                           York, New York, 10022.

The following definitions shall be amended to read as follows:

         Lenders: FNB-O, FNB-W, NBD, Norwest, Farm Credit, Sumitomo, Mercantile, First Bank, and Montreal, in their capacity as Revolving Lenders under this Agreement, the Term Lenders, lenders of the Related Bank Debt, Boatmen's (as to Articles VI and VII and as to Section 8.6 only), and such additional lenders as may be added hereto or thereto from time to time.

         Revolving
         Lenders: FNB-O, FNB-W, NBD, Norwest, Farm Credit, Sumitomo, Mercantile, First Bank, and Montreal and such additional Revolving Lenders as may be added as Revolving Lenders under Section 2.1 hereto from time to time by mutual written agreement of the parties.

         Section 2. Section 2.1 of the Agreement shall be amended to read as follows:

                 2.1 Revolving Credit. Until the earlier of June 21, 1997, or the date on which the loan hereunder is converted to a term loan in accordance with Section 2.4, the Revolving Lenders severally agree to advance funds for general corporate purposes not to exceed
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                           $49,500,000  to the  Borrower on a  revolving  credit
                           basis (amounts outstanding under the Acquisition Notes, Existing Term Notes and Related Bank Debt shall not be counted against such $49,500,000 limit). Such Advances shall be made on a pro rata basis by the Revolving Lenders, based on the following maximum advance limits for each Revolving Lender: (i) as to FNB-O, $9,966,000; (ii) as to FNB-W, $226,500; (iii)
                           as  to  NBD,   $5,753,100;   (iv)   as  to   Norwest,
                           $3,533,400; (v) as to Farm Credit,  $9,603,600;  (vi)
                           as to Sumitomo, $4,829,900; (vii) as to Mercantile, $4,983,000, (viii) as to First Bank, $5,000,000, and
                           (ix) as to Montreal, $5,604,500. The Borrower shall not be entitled to any Advance hereunder if, after making of such Advance, the Total Indebtedness would exceed thirty-six (36) times the Borrower's Operating Cash Flow, determined at the time of the Advance. Nor
                           shall  the   Borrower  be  entitled  to  any  further
                           Advances hereunder after the occurrence of a material
                           adverse  change  in  its  management  personnel,   as
                           described in Section 4.14(b), or after the occurrence of any Event of Default with respect to the Borrower. Advances shall be made, on the terms and conditions of this Agreement, upon the Borrower's request. Requests shall be made by 12:00 noon Omaha time on the Business Day prior to the requested date of the Advance. Requests shall be made by presentation to FNB-O of a drawing certificate in the form of Exhibit
                           B. The Borrower's obligation to make payments of principal and interest on the foregoing revolving credit indebtedness shall be further evidenced by the Revolving Credit Notes.

         Section 4. The Borrower hereby restates for the benefit of the Lenders the representations and warranties contained in Article III of the Agreement and affirms that such representations and warranties are true and correct as of the date of this First Amendment.

         Section 5.        The  Lenders   hereby   acknowledge   the  Second
                           Amendment to the 1996 Term Credit Agreement dated as of July 31, 1996 among the parties herein (not including Boatmen's) and Broadcast Partners, and hereby consent to the increase of $300,000 in the total term credit facility to $48,490,000.

         Section 6. This First Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Section 7. This First Amendment shall be effective upon the execution and delivery thereof by the parties hereto. References in the Notes to the Loan Agreement shall be deemed amended to refer to the Loan Agreement as amended by this First Amendment.

         IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT TO 1996 REVOLVING CREDIT AGREEMENT dated as of July 31, 1996.

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                                            DATA TRANSMISSION NETWORK
                                            CORPORATION


                                                 By    /s/  Brian Larson
                                                       ------------------------
                                               Title:  CFO, Secretary,Treasurer
                                                       ------------------------


                                       3

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                                            FIRST NATIONAL BANK OF OMAHA


                                                 By    James P. Bonham
                                                       ------------------------
                                               Title:  Vice President
                                                       ------------------------






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:  /s/ BL
                                                       ------------------------


                                            Borrower



                                       4


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                                            THE SUMITOMO BANK, LIMITED


                                                 By    /s/ Jayleen R.P. Hague
                                                       ------------------------
                                               Title:  Vice President
                                                       ------------------------


                                                 By    /s/ Teresa A. Lekich
                                                       ------------------------
                                               Title:  Vice President
                                                       ------------------------







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/ BL
                                                       ------------------------

                                            Borrower



                                       5

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                                            FIRST NATIONAL BANK, WAHOO, NEBRASKA



                                                 By    /s/ Elizabeth E. Rezac
                                                       ------------------------
                                               Title:  2nd Vice President
                                                       ------------------------








NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:  /s/  BL
                                                       ------------------------

                                            Borrower



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                                            NBD BANK


                                                 By    /s/  D.J. Pienta
                                                       ------------------------
                                               Title:   Vice President
                                                       ------------------------










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:  /s/  BL
                                                       ------------------------

                                            Borrower

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                                            NORWEST BANK NEBRASKA, N.A.


                                                 By     /s/  Leslie J. Volk
                                                       ------------------------
                                               Title:   Vice President
                                                       ------------------------












NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/  BL
                                                       ------------------------

                                            Borrower

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                                       FARM CREDIT SERVICES OF THE MIDLANDS, PCA



                                                 By    /s/  Joseph K. Herman
                                                       ------------------------
                                               Title:  Vice President










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:  /s/  BL
                                                       ------------------------

                                            Borrower

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                                            MERCANTILE BANK OF ST. LOUIS, N.A.



                                                 By     /s/  Joseph L. Scooter
                                                       ------------------------
                                               Title:   Vice President
                                                       ------------------------








NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/  BL
                                                       ------------------------

                                            Borrower

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                                            FIRST BANK, NATIONAL ASSOCIATION



                                                 By     /s/  J.M. Crimmins
                                                       ------------------------
                                               Title:  Senior Vice President
                                                       ------------------------










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/   BL
                                                       ------------------------

                                            Borrower

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                                            BOATMEN'S NATIONAL BANK OF ST. LOUIS



                                               By      /s/ Robert S. Holmes, Jr
                                                       ------------------------
                                               Title:  Vice President
                                                       ------------------------









NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/  BL
                                                       ------------------------

                                            Borrower



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                                            BANK OF MONTREAL


                                                 By     /s/ Rene Encarnacion
                                                       ------------------------
                                               Title:   Director
                                                       ------------------------





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/  BL
                                                       ------------------------

                                            Borrower




                                       13

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